UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: June 7, 2002

THE DIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	85260-1619 (Zip Code)

Registrant’s Telephone Number, Including Area Code (480) 754-3425

Item 5. Other Events.

      On June 6, 2002, Dial issued a press release announcing the re-election of three directors to the Board of Directors, a copy of which is filed herewith as Exhibit 99.1.

      On June 6, 2002, Dial issued a press release declaring a quarterly dividend on Dial Common Stock, a copy of which is filed herewith as Exhibit 99.2.

Item 7. Exhibits.

      (e) Exhibits

(99.1)	Press Release of the Company dated June 6, 2002.

(99.2)	Press Release of the Company dated June 6, 2002.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
June 7, 2002

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of the Company dated June 6, 2002

99.2	Press Release of the Company dated June 6, 2002